                                                              EXHIBIT 10.57


                               SECURITY AGREEMENT
                               ------------------


          SECURITY AGREEMENT, dated as of May 5, 2000, between eFAX.com, a Delaware corporation (the "Debtor"), and JFAX.COM, Inc., a Delaware corporation (the "Secured Party").

          1.  Grant of Security Interest.  The Debtor, for valuable
              --------------------------
consideration, receipt of which is hereby acknowledged, hereby grants to the Secured Party, in order to secure the payment when due, whether by acceleration or otherwise, of the Indebtedness (as that term is defined below) a security interest in and assignment of, and agrees and acknowledges that the Secured Party has and shall continue to have a security interest in and assignment of, any and all of the following property of Debtor, whenever acquired or arising and wherever located (together, the "Collateral"):

          (i) Any and all of Debtor's Tangibles (as that term is defined below);

          (ii) Any and all of Debtor's Intangibles (as that term is defined below); and

          (iii) The products, proceeds and accessions of any and all of the foregoing.

The term "Collateral" shall in all events include the items of collateral listed in Schedule II hereto which reproduces in full the definition of "Collateral" contained in the Loan Commitment, dated April 5, 2000, from Secured Party to Debtor.

          2.  Definitions.  (a)  The term "Indebtedness" as used herein shall
              -----------
mean the following:

          (i) Any and all obligations of Debtor with respect to the payment of principal and interest or otherwise to the Secured Party on the loans made by Secured Party (and the promissory note evidencing such loans), under the Term Loan Agreement, dated as of May 5, 2000, between the Debtor, as borrower, and the Secured Party, as lender, as the same may be amended from time to time, and any extension or renewals of such loans (the "Term Loan Agreement"); and

          (ii) Any and all other obligations of Debtor to Secured Party, however created or evidenced, whether now existing or hereafter arising and any extension or renewals thereof.

          (b) The term "Intangibles" as used herein includes and shall be deemed to mean "accounts", "instruments", "documents", "chattel paper", "drafts", "checks", and "general intangibles" and each of them, as the foregoing terms are defined in the Uniform Commercial Code, as in effect in the State of California, and all other intangible assets now owned or hereafter acquired by Debtor.

          (c) The term "Tangibles" as used herein includes and shall be deemed to mean "inventory" and "equipment" as defined in said Uniform Commercial Code and all goods and tangible personal property now owned or hereafter acquired by Debtor.

          (d) Terms not expressly defined herein which are defined in the Uniform Commercial Code as in effect in the State of California have the same meaning herein as in said Code.

          (e) Terms not expressly defined herein which are defined in the Term Loan Agreement have the same meaning herein as in said Term Loan Agreement.

          (f) As used in this Security Agreement and when required by the context, each number (singular and plural) shall include all numbers, and each gender shall include all genders; and unless the context otherwise requires, the word "person" shall include "corporation, firm or association."

          3.  Warranties, Covenants and Agreements of Debtor.  Debtor warrants,
              ----------------------------------------------
covenants and agrees that:

          (a) Except for the security interest granted hereby and except as permitted by the Term Loan Agreement, Debtor is, and as to Collateral acquired after the date hereof Debtor shall and will be at the time of acquisition the owner and holder of the Collateral free from any adverse claim, security interest, encumbrance, lien, charge, or other right, title or interest of any person other than Secured Party and covenants that at all times the Collateral will be and remain free of all such adverse claims, security interests, or other liens or encumbrances; Debtor has full power and lawful authority to sell, assign and transfer the Collateral to Secured Party and to grant to Secured Party a first and prior security interest therein as herein provided; the execution and delivery and the performance hereof are not in contravention of any charter or by-law provision or of any indenture, agreement or undertaking to which Debtor is a party or by which Debtor or its property are bound; and Debtor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein. Any officer, agent or representative acting for or on behalf of Debtor in connection with this Security Agreement or any aspect thereof, or entering into or executing this Security Agreement or any financing statement on behalf of Debtor, has been duly authorized so to do, and is fully empowered to act for and represent Debtor in connection with this Security Agreement and all matters related thereto or in connection therewith.

          (b)(i) Except with respect to those items listed in Schedule 3(b) hereto, Debtor has not heretofore signed any financing statement or security agreement which covers any of the Collateral, and no such financing statement or security agreement is now on file in any public office.

     (ii) As long as any amount remains unpaid on any of the Indebtedness or any additional borrowings may be made by Debtor under any agreements entered into in connection with the Indebtedness, except as expressly permitted by any such agreements, (i) Debtor will not enter into or execute any security agreement or any financing statement covering the Collateral, other than those security agreements and financing statements in favor of Secured Party hereunder, and further (ii) there will not be on file in any public office any financing statement or statements (or any documents or papers filed as such) covering the Collateral, other than financing statements in favor of Secured Party hereunder, unless in any case the prior written consent of Secured Party shall have been obtained.


     (iii) Debtor authorizes Secured Party to file, in jurisdictions where this authorization will be given effect, a financing statement signed only by Secured Party covering the Collateral, and hereby appoints Secured Party as Debtor's attorney-in-fact to sign and file any such financing statements covering the Collateral. At the request of Secured Party, Debtor will join Secured Party in executing such documents as Secured Party may determine, from time to time to be necessary or desirable under provisions of any applicable Uniform Commercial Code in effect where the Collateral is located or where the Debtor conducts business; without limiting the generality of the foregoing, Debtor agrees to join Secured Party, at Secured Party's request, in executing one or more financing statements in form satisfactory to Secured Party, and Debtor will pay the costs of filing or recording the same, or of filing or recording this

Security Agreement, in all public offices at any time and from time to time, whenever filing or recording of any such financing statement or of this Security Agreement is deemed by Secured Party to be necessary or desirable. In connection with the foregoing, it is agreed and understood between the parties hereto (and Secured Party is hereby authorized to carry out and implement this agreement and understanding and Debtor hereby agrees to pay the costs thereof) that Secured Party may, at any time or times, file as a financing statement any counterpart, copy, or reproduction of this Security Agreement.

          (c) Except as specifically otherwise permitted or provided herein, Debtor's Tangibles shall remain in Debtor's possession and control at all times at Debtor's risk of loss, and are now kept and at all times shall be kept at the addresses and locations set forth on Schedule I hereto. If Debtor is using or will use all or any part of the advances made, obligations incurred, or credit extended by Secured Party to acquire rights in, possession of, or use of Tangibles, then Debtor agrees that, within thirty (30) days after Debtor first receives possession thereof, such Tangibles will be brought to and kept at one of the addresses and locations set forth on Schedule I hereto.

          (d) Debtor will promptly notify Secured Party of any change in any of addresses or locations set forth on Schedule I hereto and of any new addresses or locations where Tangibles or other goods, documents, or instruments are or may be kept, and Debtor will not remove (except in the ordinary course of its business) the Tangibles or such goods, documents, or instruments, or any part thereof, from the addresses and locations described and specified above without the prior written consent of Secured Party.

          (e) With respect to accounts, general intangibles and chattel paper included in the Collateral, Debtor represents and warrants and agrees that Debtor's books and records with respect to such Collateral are and will be kept at Debtor's office located at 1378 Willow Road, Menlo Park, California 94025, and such address is that of Debtor's chief executive offices; and Debtor further covenants and agrees that Debtor will not change such address without first obtaining Secured Party's prior written consent to such change and filing such new or additional financing statements and making such other filings or recordings as Secured Party shall deem necessary or appropriate.

          (f) Debtor further covenants and agrees that, if any certificates of title or similar documents are at any time issued or outstanding with respect to any of the Collateral, Debtor will promptly advise Secured Party thereof, and Debtor will promptly cause the interest of Secured Party to be properly noted thereon, and if any certificates of title or similar documents are so issued or outstanding at the time this Security Agreement is executed by or on behalf of Debtor, then Debtor shall have caused the interest of Secured Party so to have been properly noted at or before the time of such execution; and Debtor will further promptly deliver to Secured Party any such certificate of title or similar document.

          (g) Except as expressly permitted under Section 9(c) of the Term Loan Agreement, Debtor will not sell or offer to sell or otherwise transfer or encumber or dispose of the Collateral or any interest therein without the prior written consent of Secured Party.

          (h) Debtor will not release or surrender any guaranty, suretyship agreement or security for any of Debtor's Intangibles at any time or times except incident to payment in full thereof.

          (i) Debtor will take all action necessary to maintain and preserve all security for Debtor's Intangibles at all times as valid, subsisting and perfected as to all the property affected and covered thereby and to maintain the priority and validity of the security for the Intangibles as against the rights, claims and interests of all other persons.

          (j) Notwithstanding anything to the contrary contained herein, it is understood and agreed that if for any reason Tangibles are at any time kept or located at locations other than those specified or which may hereafter be consented to by Secured Party, Secured Party shall nevertheless have and retain a security interest therein.

          4.  Special Provisions - Intangibles.  (a) After the occurrence of an
              --------------------------------
Event of Default, Secured Party shall have the right, exercisable at any time, to take control of all proceeds of the Collateral (whether cash proceeds or non-cash proceeds) and to notify any and all account debtors, lessees, or other obligors to make payment on any and all accounts, leases, or obligations directly to Secured Party; and, in such circumstances, Debtor will upon request of Secured Party likewise notify any and all such account debtors, lessees or other obligors to make payment directly to Secured Party. Upon demand by Secured Party, all proceeds of Intangibles, whether such proceeds be cash proceeds or non-cash proceeds, received by

Debtor shall be held in trust by Debtor for the account of Secured Party, shall not be commingled with any other funds, accounts, monies or property of Debtor, and shall be forthwith accounted for, paid over, transmitted and delivered to Secured Party in the form as received by Debtor promptly upon receipt thereof by Debtor.

          (b) At any time after demand as hereinabove provided, and in any event, without demand, after any of the Indebtedness shall become due, whether by acceleration or otherwise, and at any time after the occurrence of an Event of Default under the Term Loan Agreement and so long as such Event of Default shall be continuing, Secured Party shall have the right in its own name or in the name of Debtor to demand, collect, receive, receipt for, sue for, compound and give acquittance for, any and all amounts due or to become due on the Intangibles and to endorse the name of Debtor on all checks, drafts, commercial paper and other instruments given in payment or part payment thereof, and in its discretion to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto which Secured Party may deem necessary or appropriate to protect and preserve and realize upon the security interest and collateral assignment of Secured Party in the Intangibles and the proceeds thereof and security therefor including, without limitation, the right to sell, assign, pledge, transfer and make any agreement respecting or otherwise deal with the Intangibles.

          (c) Returned or repossessed goods arising from or relating to any of Debtor's Intangibles shall be and become a part of the Tangibles included in the Collateral hereunder.

          5.  Special Provisions - Tangibles.  (a) Any of Debtor's Tangibles in
              ------------------------------
the possession of persons other than Debtor must be represented by documents issued by the person in possession thereof, in form acceptable to Secured Party, which documents must, upon the reasonable request of the Secured Party, be delivered to Secured Party and must be either negotiable documents issued in the name of Debtor or non-negotiable documents issued in the name of Secured Party or on which the security interest of Secured Party has been noted by the issuer thereof. Debtor warrants that all such documents are and shall be genuine, valid and in all respects what they purport to be and that the Tangibles described therein will be identified or fungible portions of an identified mass, and that said documents are and will be subject to no terms or conditions other than is noted therein or thereon.

          (b) At any time after any of the Indebtedness shall become due, whether by acceleration or otherwise, and after the occurrence of an Event of Default under the Term Loan Agreement and so long as such Event of Default shall be continuing, all proceeds of Debtor's Tangibles, whether cash proceeds or non-cash proceeds, and including, without limitation, proceeds that constitute Intangibles or that are included in the Collateral as Intangibles, and proceeds that represent the proceeds of Intangibles, shall be received and held by Debtor in trust for Secured Party, shall not be commingled with any other funds, accounts, monies or property of Debtor, and shall be promptly accounted for, paid over and delivered to Secured Party in the form as received by Debtor upon receipt thereof by Debtor.

          (c) Debtor will promptly report to Secured Party any occurrence or condition known to or which becomes known to Debtor having any material adverse effect upon Debtor's Tangibles.

          6.  Cash Proceeds - General.  All cash proceeds of Debtor's Tangibles
              -----------------------
or Debtor's Intangibles shall be placed only in a Bank Account.

          7.  Further Agreements Between the Debtor and the Secured Party.  (a)
              -----------------------------------------------------------
Secured Party shall never be under any obligation to collect, attempt to collect, protect or enforce the Collateral or any security therefor, which Debtor agrees, and undertakes to do at Debtor's expense, but Secured Party may do so in its discretion at any time after any of the Indebtedness shall become due, whether by acceleration or otherwise, and after the occurrence of an Event of Default and so long as such Event of Default shall be continuing, under the Term Loan Agreement and at such time Secured Party shall have the right to take any steps by judicial process or otherwise it may deem proper to effect the collection of all or any portion of the Collateral or to protect or to enforce the Collateral or any security therefor. All expenses (including, without limitation, attorneys' fees and expenses) incurred or paid by Secured Party in connection with or incident to any such collection or attempt to collect the Collateral or actions to protect or enforce the Collateral or any security therefor shall be borne by Debtor or reimbursed by Debtor to Secured Party upon demand. The proceeds of collection of the Intangibles or other proceeds received by Secured Party as a result of any such actions in collecting or enforcing or protecting the Collateral shall be held by Secured Party without liability for interest thereon and may be applied by Secured Party as Secured Party may deem appropriate toward payment of any of the Indebtedness secured hereby in such order or manner as Secured Party may elect.

          (b) In the event Secured Party shall pay any such taxes, assessments, interests, costs, penalties or expenses incident to or in connection with the collection of the Collateral or protection or enforcement of the Collateral or any security therefor, Debtor, upon demand of Secured Party, shall pay to Secured Party the full amount thereof with interest at a rate per annum equal to the rate of interest on loans made pursuant to the Term Loan Agreement; and so long as Secured Party shall be entitled to any such payment, this Security Agreement shall operate as security therefor as fully and to the same extent as it operates as security for payment of the other Indebtedness secured hereunder, and for the enforcement of such repayment Secured Party shall have every right and remedy provided for enforcement of payment of the Indebtedness.

          (c) In the event that the Collateral or any part thereof shall now or hereafter become so related to particular real estate that an interest in it may arise under the real estate laws of the state in which such real estate is located, then Debtor shall immediately notify Secured Party of such fact and take all steps and furnish all information as Secured Party shall reasonably request for the purpose of creating or extending (as the case may be) a valid and enforceable lien in such Collateral, including making such additional filings or recordings, at Debtor's expense, as Secured Party shall deem necessary or appropriate.

          (d) In the event that the Collateral or any part thereof shall now or hereafter be of a type or nature that perfection of a security interest in such Collateral is not governed by the Uniform Commercial Code and/or filings made pursuant thereto, or shall be of a type or nature such that alternative or additional assignments, notices, acknowledgments by third-parties, filings, or other acts or instruments are necessary or desirable in order to create, extend or perfect a security interest or other lien with respect thereto, then Debtor shall immediately notify Secured Party of such fact and take all steps and furnish all information as Secured Party shall reasonably request for the purpose of creating or extending (as the case may be) or perfecting a valid and enforceable security interest and/or lien in such Collateral, including making such additional filings or recordings at Debtor's expense as Secured Party shall deem necessary or appropriate.

          8.  Remedies.  (a) After any of the Indebtedness shall become due,
              --------
whether by acceleration or otherwise, and upon the occurrence of an Event of Default in the Term Loan Agreement, in addition to any other remedies provided for in any of the agreements relating to any of the Indebtedness or available under applicable law, Secured Party shall have and may exercise with reference to the Collateral and Indebtedness any or all of the rights and remedies of a secured party under the Uniform Commercial Code in effect in the State of California, and as otherwise granted herein or under any other applicable law or under any other agreement executed by Debtor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, lease or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under said Uniform Commercial Code after default by a debtor, and to apply the proceeds thereof toward payment of any costs and expenses and attorneys' fees and expenses thereby incurred by Secured Party and toward payment of the Indebtedness in such order or manner as Secured Party may elect. Specifically and without limiting the foregoing, Secured Party may require Debtor to assemble the Collateral or any security therefor and make it available to Secured Party at a place to be designated by Secured Party; and Secured Party shall have the right to take possession of all or any part of the Collateral or any security therefor and of all books, records, papers and documents of Debtor or in Debtor's possession or control relating to the Collateral which are not already in Secured Party's possession, and for such purpose may enter upon any premises upon which any of the Collateral or any security therefor or any of said books, records, papers and documents are situated and remove the same therefrom without any liability for trespass or damages thereby occasioned. To the extent permitted by law, Debtor expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of Debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, Debtor agrees that if such notice is given in the manner provided in Section 9 hereof at least three (3) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice.

          (b) After any of the Indebtedness shall become due, whether by acceleration or otherwise, and at any time after the occurrence of an Event of Default under the Term Loan Agreement and so long as such Event of Default shall be continuing, Secured Party is expressly granted the right, at its option, to transfer at any time to itself or to its nominee the Collateral, or any part thereof, and to receive the payments, collections, monies, income, proceeds or benefits attributable or accruing thereto and to hold the same as security for the Indebtedness or to apply it on the principal and interest or other amounts owing on any of the Indebtedness in such order or manner as Secured Party may elect.

          (c) All rights to marshalling of assets of Debtor, including any such right with respect to the Collateral, are hereby waived by Debtor.

          (d) All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, lease, transfer, assignment or other disposition, lease or utilization of the Collateral or any part thereof hereunder shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by Secured Party or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

          9.  General.
              -------

          (a) No Impairment, etc.  The execution and delivery of
              ------------------
this Security Agreement in no manner shall impair or affect any other security (by endorsement or otherwise) for the payment or performance of the Indebtedness and no security taken hereafter as security for payment or performance of the Indebtedness shall impair in any manner or affect this Security Agreement, all such present and future additional security to be considered as cumulative security. Any of the Collateral may be released from this Security Agreement without altering, varying or diminishing in any way the force, effect, lien, security interest, or charge of this Security Agreement as to the Collateral not expressly released, and this Security Agreement shall continue as a first and prior lien, security interest and charge on all of the Collateral not expressly released until all the Indebtedness secured hereby has been paid or performed in full. Any future assignment of the interest of Debtor in and to any of the Collateral shall not deprive Secured Party of the right to sell or otherwise dispose of or utilize all or any part of the Collateral as above provided or necessitate the sale or disposition thereof in parcels or in severality.

          (b)  Liability for Deficiency.  This Security Agreement shall not be
               ------------------------
construed as relieving Debtor from full liability on the Indebtedness and any and all future and other indebtedness secured hereby and for any deficiency thereon.

          (c)  Powers of Secured Party.  In protecting, exercising or assuring
               -----------------------
its interests, rights and remedies under this Security Agreement, Secured Party may, after the occurrence of an Event of Default, receive, open and dispose of mail addressed to Debtor and execute, sign and endorse negotiable and other instruments for the payment of money, documents of title and other evidences of payment, shipment or storage for any form of Collateral or proceeds on behalf of and in the name of Debtor.

          (d)  Subrogation.  Secured Party is hereby subrogated to all of
               -----------
Debtor's interests, rights and remedies in respect to the Collateral and all security now or hereafter existing with respect thereto and all guaranties and endorsements thereof and with respect thereto.

          (e)  Insurance.  Without limiting any of Debtor's obligations under
               ---------
any of the agreements entered into in connection with the Indebtedness, if any part of Debtor's Tangibles or any security for any of the Intangibles now or hereafter existing consists of or includes or affects tangible goods of the type which are customarily insured by persons situated similarly to Debtor against loss, casualty, fire damage, theft or other destruction or loss, and in any event upon request by Secured Party, Debtor agrees (at Debtor's expense) to take out and maintain, or to cause same to be taken out and maintained, such insurance with respect to such goods as may reasonably be requested by Secured Party, with Secured Party named as an assured under such insurance. Secured Party may act and is hereby authorized to act, as attorneys for Debtor in obtaining, adjusting, settling and cancelling such insurance and endorsing any drafts by insurers of such goods, but Secured Party shall not be obligated by this provision so to act; and if, at any time or times, Debtor shall fail to take out or maintain insurance as required under this Security Agreement or under this Article, Secured Party may (but shall not be obligated to), without waiving such default by Debtor, take out or maintain such insurance, and all premiums and other costs paid by Secured Party incident thereto shall be repayable upon demand by Debtor to Secured Party, with interest thereon from the date expended by Secured Party until repaid at the rate equal to the rate of interest on loans made pursuant to the Term Loan Agreement, and shall be and become a part of the Indebtedness secured hereby.

          (f)  Notices.  Any communications, notice or demand to be given
               -------
hereunder shall be duly given if in writing (including telegraphic communications) and delivered, mailed or telegraphed:

               if to Debtor, at:

               eFAX.com
               1378 Willow Road
               Menlo Park, California  94025
               Attention:
               Facsimile No.:

               if to Secured Party, at:

               JFAX.COM, Inc.
               6922 Hollywood Boulevard, Suite 900
               Hollywood, California 90028
               Attention:  Richard Ressler and
                           Nicholas V. Morosoff
               Facsimile No.:  (323) 860-9515

or, as to any party, to such other address as shall be designated by such party in a prior written notice to each other party similarly given.

          (g)  Deposits; Set-off.  Any deposit, deposit account, certificate of
               -----------------
indebtedness or deposit or other sums at any time credited by or due from the holder of the Indebtedness to Debtor and any securities or other property of Debtor in the possession of the holder of the Indebtedness may at all times be held and treated as additional and cumulative collateral security for the payment of the Indebtedness, and Debtor grants Secured Party a security interest in all such deposits, deposit accounts, certificates, sums, securities and other properties as additional and cumulative security for payment of the Indebtedness. The holder of the Indebtedness may, at any time, to the full extent permitted by law, after the Indebtedness shall become due, whether by acceleration or otherwise, or at any time after the occurrence of an Event of Default under the Term Loan Agreement and so long as such Event of Default shall be continuing, apply or set-off such deposits, deposit accounts, certificates, securities, sums or properties against the Indebtedness at any time in the care of Debtor.

           (h)  No Duty to Preserve Collateral.  Secured Party shall not be
                ------------------------------
obligated to take any steps necessary to preserve any rights in the Collateral or in any security therefor against any other party, which obligation Debtor hereby assumes.

          (i)  No Waiver.  No delay or omission on the part of Secured Party in
               ---------
exercising any right hereunder shall operate as a waiver of any such right or any other right. A waiver on any one or more occasions shall not be construed as a bar to or waiver of any right or remedy on any future occasion. The remedies of Secured Party hereunder are cumulative, and the exercise of any one or more of the remedies provided for herein shall not be construed as an election or as a waiver of any of the other remedies of Secured Party provided for herein or existing by law or otherwise.

          (j)  Assignment.  All rights of Secured Party hereunder shall inure
               ----------
to the benefit of its successors and assigns; and all obligations of Debtor shall bind its successors and assigns.

          (k)  Governing Law.  This Security Agreement shall be governed by and
               -------------
construed in accordance with the laws of the State of California, except as required by mandatory provisions of law and except to the extent that the validity or perfection of any of the security interests hereunder, or remedies hereunder, are governed by the laws of a jurisdiction other than the State of California.

          IN WITNESS WHEREOF, the Debtor has duly executed and delivered this Security Agreement as of the date first above written.


                             eFAX.com



                             By
                               ------------------------------

                                                                (Schedule I)

                             Locations of Tangibles
                             ----------------------

eFax.com Headquarters
1378 Willow Road
Menlo Park, CA 94025

eFax.com Oregon
1865 NW 169th Place, Suite 120
Beaverton, OR 97006

eFax.com Santa Barbara
5385 Hollister Avenue
Santa Barbara, CA 93111

eFax.com Ireland
Unit A10
Cookstown Business Centre
Cookstown Industrial Estate
Dublin 24
Ireland

eFax.com UK
Building A Trinity Court
Wokingham Road, Bracknell
Berks RG42 1PL

                                                            (Schedule II)



                               Security for Loan
                               -----------------

          The Loan shall be secured by a first lien on and perfected first security interest in any and all of the assets of Debtor, in each case now owned or hereafter acquired, including without limitation, all equipment, inventory, merchandise, raw materials, parts, supplies, contract rights, general intangibles, goodwill, Trademarks, Patents, domain names, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer information, customer lists, route lists, infringements, claims, Debtor Software (as hereinafter defined), computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance, rights to payment of any kind, accounts, royalties, license rights, DID Numbers and all other forms of obligations owing to Debtor arising out of the sale or lease of goods, licensing of technology or rendering of services by Debtor, documents, cash, deposit accounts, securities, securities entitlements, securities accounts, investment property, financial assets, letters of credit, certificates of deposit, instruments, chattel paper, bank accounts and other deposit accounts; Copyrights and like protections and derivative work thereof, all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals, license rights and agreements and confidential information, all mask work or similar rights available for the protection of semiconductor chips, all claims for damages by way of any past, present and future infringement of any of the foregoing and any and all intellectual property rights in any of the foregoing, all other tangible and intangible personal property and fixtures of Debtor, including, without limitation, all proceeds, products, offspring, accessions, rents, profits, income, benefits, substitution and replacement of and to any of the property of Debtor described herein (including, without limitation, any proceeds of insurance thereon and all causes of action, claims and warranties now or hereafter held by Debtor in respect of any of the listed items) and, to the extent related to any property so described or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including, without limitation, all tapes, cards, computer runs and other papers and documents (collectively, the "Collateral").

     The following terms, as used herein, shall have the meaning set forth following such term below:

     "Debtor Software" shall mean any and all computer software and/or programs developed and owned by the Debtor or licensed by the Debtor from third parties and used in the business and operations of the Debtor, including all Maintenance Modifications and Upgrades thereto and Derivative Works thereof, as well as Documentations relating to any of the foregoing, and shall further include any and all Code (including Source Code and Object Code), as well as any and all other intellectual property rights, constituting or relating to any of the foregoing.

     "Maintenance Modifications" means modifications, Upgrades or revisions made by the Debtor to the Debtor Software that correct errors or support new releases of operating systems.

     "Upgrades" means revised versions of the Debtor Software that result in
(1) substantial performance, structural or functional improvements or additions, including the substantial redesign or replacement of any part of the Source Code or (2) a change in the version number (including any changes to the number to the right of the decimal point) of the Debtor Software.

     "Derivative Works" means a work that is based upon one or more preexisting works, such as a revision, modification, translation, abridgement, condensation, expansion, or any other form in which such preexisting works may be recast, transformed, or adapted, and that, if prepared without authorization of the owner of the copyright in such preexisting work, would constitute a copyright infringement.

     "Code" means computer programming code. Code shall include both Object Code and Source Code. Code shall include any and all Maintenance Modifications and Upgrades thereto.

     "Source Code" means Code in human readable programming languages, plus all related development documents.

     "Object Code" means Code in machine-readable form.

     "Documentation" means user manuals and other written materials that relate to the Debtor Software. Documentation shall include Maintenance Modifications and Upgrades thereto.

                                                               (Schedule 3(b))


                    Items for Which A Financing Statement
                    -------------------------------------
                    Or Security Agreement Has Been Signed
                    -------------------------------------

None.